Exhibit 99.1

FOR IMMEDIATE RELEASE
Group 1 Automotive Announces Record Second Quarter 2022 Financial Results
•Record Quarterly Revenues of $4.1 billion, a 14.3% Increase
•Record Quarterly Diluted Earnings Per Common Share from Continuing Operations of $12.11 per share, an 18.3% Increase
HOUSTON, TX, July 27, 2022 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), an international, Fortune 300 automotive retailer with 204 dealerships located in the U.S. and U.K., today reported record quarterly financial results for the second quarter 2022.
Current quarter total revenues of $4.1 billion, gross profit of $768.4 million and diluted earnings per common share from continuing operations of $12.11 were the highest in Company history. Current quarter diluted earnings per common share from continuing operations of $12.11, represents an 18.3% increase over prior year quarter diluted earnings per common share from continuing operations of $10.23.
“Our record second quarter results were driven by record U.S. revenues and gross profits. Our strength was demonstrated across the breadth of our U.S. business as evidenced by a 34.0% growth in parts and service and a 20.3% increase in finance and insurance. A major contributing factor to our performance was the extreme speed at which we were able to integrate a large number of new acquisitions over the past 18 months which will provide more than $3.0 billion in expected annual additional revenues in the year ahead,” said Earl J. Hesterberg, Group 1’s President and Chief Executive Officer.

Mr. Hesterberg also added, “New vehicle supply continues to be constrained, with no discernible change in the flow of new vehicle deliveries to our dealerships as compared to the most recent quarters. In the U.S., we continue to see the majority of new vehicles either presold or sold shortly after delivery. In the U.K., we continue to maintain a forward order book for new vehicles which extends into 2023.”
Reconciliations for financial results, non-GAAP metrics, and diluted earnings per common share between continuing and discontinued operations are included in the accompanying financial tables.
Current Quarter Results Overview
Total revenues for the second quarter of 2022 (“current quarter”) were a record of $4.1 billion, a 14.3% increase compared to total revenues of $3.6 billion for the second quarter of 2021 (“prior year quarter”).
Current quarter net income from continuing operations was $199.3 million, a 5.6% increase compared to net income from continuing operations of $188.8 million for the prior year quarter. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was a record of $197.5 million, a 5.1% increase compared to adjusted net income from continuing operations of $188.0 million for the prior year quarter.
Current quarter diluted earnings per common share from continuing operations was a record of $12.11, an 18.3% increase over diluted earnings per common share from continuing operations of $10.23 for the prior year quarter. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was also a record of $12.00, a 17.8% increase over adjusted diluted earnings per common share from continuing operations of $10.19 for the prior year quarter. Current quarter and prior year quarter adjusted diluted earnings per common share from continuing operations excludes adjusted diluted earnings per common share from discontinued operations of $0.10 and $0.12, respectively.

Second Quarter 2022 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	2Q22	Change	2Q22	Change
Total revenues	$4.1B	+14.3%	$3.4B	(4.3)%
Total gross profit (“GP”)	$768.4M	+18.3%	$630.9M	(1.4)%
NV units sold	38,822	(6.3)%	31,204	(23.7)%
NV GP per retail unit (“PRU”)	$5,416	+40.2%	$5,338	+38.5%
Used vehicle (“UV”) retail units sold	48,907	+9.9%	40,978	(6.8)%
UV retail GP PRU	$1,830	(24.7)%	$1,829	(24.8)%
Parts & service (“P&S”) GP	$277.7M	+30.6%	$231.1M	+10.6%
P&S Gross Margin	55.2%	(0.3)%	54.0%	(1.5)%
Finance and Insurance (“F&I”) revenues	$190.2M	+19.2%	$157.9M	+0.3%
F&I GP PRU	$2,168	+16.7%	$2,187	+17.9%
Selling, General and Administrative (“SG&A”) expenses as a % of GP	59.9%	+313 bps	60.2%	+347 bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	60.3%	+342 bps	60.2%	+347 bps
Corporate Development
In April 2022, the Company acquired a Toyota dealership in New Mexico, which is expected to generate $115.0 million in annualized revenues. In July 2022, the Company acquired three dealerships and a collision center in Louisiana, consisting of Mercedes-Benz, Sprinter, Land Rover, Jaguar, and Volvo franchises. This acquisition is expected to generate $110.0 million in annual revenues, bringing year-to-date total acquired expected annual revenues for the Company to $660.0 million.
In June 2022, the Company disposed of one dealership in Texas and one dealership in Massachusetts. These stores generated approximately $75.0 million in annualized revenues.
In July 2022, the Company closed on the disposition of its Brazilian operations.
Share Repurchase
During the current quarter, the Company repurchased 799,033 shares, representing approximately 4.6% of the Company’s current year beginning outstanding common shares, at an average price per common share of $173.90, for a total of $139.0 million. During the current year, the Company repurchased 1,437,729 shares, representing approximately 8.3% of the Company’s current year beginning outstanding common shares, at an average price per common share of $176.74, for a total of $254.1 million. The Company has $139.0 million remaining on its Board authorized common share repurchase program. As of June 30, 2022, the Company had an aggregate 15.9 million outstanding common shares and unvested restricted stock awards. Future repurchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Second Quarter 2022 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the second quarter 2022 financial results. The conference call will be simulcast live on the Internet at group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 1-888-317-6003
International: 1-412-317-6061
Conference ID: 2917777
A telephonic replay will be available following the call through August 3, 2022, by dialing:
Domestic: 1-877-344-7529
International: 1-412-317-0088
Replay ID: 7058394
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 204 automotive dealerships, 273 franchises, and 47 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the annualized revenues of recently completed acquisitions or dispositions and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the impacts of COVID-19 and the armed conflict in Ukraine on our business and the supply chains upon which our business is dependent, (j) the impacts of continued inflation and any potential global recession, (k) our ability to maintain sufficient liquidity to operate, (l) the risk that proposed transactions will not be consummated in a timely manner, and (m) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.
SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Jason Babbitt
Vice President, Treasurer
Group 1 Automotive, Inc.
jbabbitt@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30,
	2022	2021	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$1,851.3	$1,805.5	$45.8	2.5%
Used vehicle retail sales	1,505.4	1,183.8	321.6	27.2%
Used vehicle wholesale sales	95.8	93.7	2.1	2.3%
Parts and service sales	502.6	382.9	119.7	31.2%
Finance, insurance and other, net	190.2	159.6	30.6	19.2%
Total revenues	4,145.4	3,625.6	519.8	14.3%
COST OF SALES:
New vehicle retail sales	1,641.0	1,645.4	(4.4)	(0.3)%
Used vehicle retail sales	1,415.9	1,075.6	340.3	31.6%
Used vehicle wholesale sales	95.1	84.8	10.3	12.1%
Parts and service sales	224.9	170.3	54.7	32.1%
Total cost of sales	3,377.0	2,976.1	400.8	13.5%
GROSS PROFIT	768.4	649.5	118.9	18.3%
Selling, general and administrative expenses	460.2	368.6	91.5	24.8%
Depreciation and amortization expense	23.0	18.4	4.6	24.9%
Asset impairments	0.8	—	0.8	100.0%
INCOME FROM OPERATIONS	284.5	262.5	22.0	8.4%
Floorplan interest expense	5.9	8.6	(2.7)	(31.8)%
Other interest expense, net	18.5	13.6	4.9	36.1%
INCOME BEFORE INCOME TAXES	260.1	240.3	19.8	8.3%
Provision for income taxes	60.8	51.5	9.3	18.1%
Net income from continuing operations	199.3	188.8	10.5	5.6%
Net (loss) income from discontinued operations	(3.4)	2.2	(5.6)	(253.0)%
NET INCOME	$195.9	$191.0	$5.0	2.6%
Less: Earnings allocated to participating securities	5.4	6.4	(1.1)	(16.6)%
Net income available to diluted common shares	$190.6	$184.5	$6.0	3.3%
Diluted earnings per share from continuing operations	$12.11	$10.23	$1.88	18.3%
Diluted (loss) earnings per share from discontinued operations	$(0.20)	$0.12	$(0.32)	(267.9)%
DILUTED EARNINGS PER SHARE	$11.90	$10.35	$1.55	15.0%
Weighted average dilutive common shares outstanding	16.0	17.8	(1.8)	(10.2)%
Weighted average participating securities	0.5	0.6	(0.2)	(27.7)%
Total weighted average shares	16.5	18.5	(2.0)	(10.8)%
Effective tax rate on continuing operations	23.4%	21.4%	1.9%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30,
	2022	2021	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$3,596.4	$3,314.7	$281.7	8.5%
Used vehicle retail sales	2,865.3	2,071.9	793.4	38.3%
Used vehicle wholesale sales	189.3	172.0	17.4	10.1%
Parts and service sales	975.5	735.7	239.8	32.6%
Finance, insurance and other, net	363.2	285.3	78.0	27.3%
Total revenues	7,989.7	6,579.6	1,410.2	21.4%
COST OF SALES:
New vehicle retail sales	3,184.9	3,059.0	125.9	4.1%
Used vehicle retail sales	2,688.0	1,905.3	782.7	41.1%
Used vehicle wholesale sales	185.7	159.3	26.4	16.6%
Parts and service sales	438.0	325.3	112.7	34.7%
Total cost of sales	6,496.6	5,448.8	1,047.8	19.2%
GROSS PROFIT	1,493.1	1,130.7	362.4	32.0%
Selling, general and administrative expenses	878.6	680.0	198.7	29.2%
Depreciation and amortization expense	44.2	37.6	6.6	17.5%
Asset impairments	0.8	—	0.8	100.0%
INCOME FROM OPERATIONS	569.5	413.2	156.3	37.8%
Floorplan interest expense	11.2	16.1	(5.0)	(30.9)%
Other interest expense, net	35.9	26.7	9.2	34.3%
INCOME BEFORE INCOME TAXES	522.4	370.3	152.1	41.1%
Provision for income taxes	122.0	80.6	41.4	51.4%
Net income from continuing operations	400.4	289.7	110.7	38.2%
Net (loss) income from discontinued operations	(1.6)	3.2	(4.8)	(148.4)%
NET INCOME	$398.9	$292.9	$106.0	36.2%
Less: Earnings allocated to participating securities	11.2	9.9	1.3	13.4%
Net income available to diluted common shares	$387.6	$283.0	$104.6	37.0%
Diluted earnings per share from continuing operations	$23.88	$15.70	$8.18	52.1%
Diluted (loss) earnings per share from discontinued operations	$(0.09)	$0.17	$(0.27)	(153.4)%
DILUTED EARNINGS PER SHARE	$23.79	$15.88	$7.91	49.8%
Weighted average dilutive common shares outstanding	16.3	17.8	(1.5)	(8.6)%
Weighted average participating securities	0.5	0.6	(0.2)	(24.5)%
Total weighted average shares	16.8	18.5	(1.7)	(9.1)%
Effective tax rate on continuing operations	23.4%	21.8%	1.6%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

	June 30, 2022	December 31, 2021	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$26.3	$14.9	$11.3	75.9%
Inventories, net	$1,125.5	$1,073.1	$52.4	4.9%
Floorplan notes payable, net (1)	$780.9	$531.0	$249.9	47.1%
Total debt	$1,970.4	$2,035.7	$(65.4)	(3.2)%
Total equity	$2,004.5	$1,825.2	$179.3	9.8%
(1) Amounts are net of offset accounts of $83.4 and $271.9, respectively.

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	81.5%	82.2%	80.9%	81.9%
United Kingdom	18.5%	17.8%	19.1%	18.1%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	24.7%	25.1%	23.9%	25.4%
Volkswagen/Audi/Porsche/SEAT/SKODA	15.8%	15.8%	15.5%	15.3%
BMW/MINI	12.3%	11.5%	12.7%	10.8%
Ford/Lincoln	8.6%	7.8%	8.4%	8.8%
Honda/Acura	6.6%	9.4%	7.3%	9.0%
Chevrolet/GMC/Buick/Cadillac	6.4%	6.9%	6.3%	7.1%
Mercedes-Benz/Sprinter	6.5%	4.7%	6.2%	4.9%
Chrysler/Dodge/Jeep/RAM	5.0%	4.1%	5.1%	4.2%
Hyundai/Kia/Genesis	5.4%	5.9%	4.9%	5.5%
Nissan	3.5%	6.0%	4.0%	5.7%
Subaru	2.4%	1.3%	2.6%	1.4%
Jaguar/Land Rover	1.5%	1.6%	1.4%	1.8%
Mazda	1.1%	—%	1.2%	—%
Other	0.3%	—%	0.3%	—%
	100.0%	100.0%	100.0%	100.0%

	June 30, 2022	December 31, 2021	June 30, 2021
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	15	12	19
Used vehicle inventory	35	42	32
U.S.
New vehicle inventory	11	9	16
Used vehicle inventory	32	36	29
U.K.
New vehicle inventory	31	33	31
Used vehicle inventory	43	66	39
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,851.3	$1,805.5	$45.8	2.5%	$(32.5)	4.3%
Used vehicle retail sales	1,505.4	1,183.8	321.6	27.2%	(34.5)	30.1%
Used vehicle wholesale sales	95.8	93.7	2.1	2.3%	(4.1)	6.7%
Total used	1,601.2	1,277.5	323.7	25.3%	(38.7)	28.4%
Parts and service sales	502.6	382.9	119.7	31.2%	(6.4)	32.9%
F&I, net	190.2	159.6	30.6	19.2%	(1.9)	20.4%
Total revenues	$4,145.4	$3,625.6	$519.8	14.3%	$(79.5)	16.5%
Gross profit:
New vehicle retail sales	$210.3	$160.1	$50.2	31.3%	$(3.0)	33.2%
Used vehicle retail sales	89.5	108.1	(18.7)	(17.3)%	(1.7)	(15.6)%
Used vehicle wholesale sales	0.8	8.9	(8.1)	(91.4)%	0.1	(92.8)%
Total used	90.3	117.1	(26.8)	(22.9)%	(1.6)	(21.5)%
Parts and service sales	277.7	212.7	65.0	30.6%	(3.9)	32.4%
F&I, net	190.2	159.6	30.6	19.2%	(1.9)	20.4%
Total gross profit	$768.4	$649.5	$118.9	18.3%	$(10.5)	19.9%
Gross margin:
New vehicle retail sales	11.4%	8.9%	2.5%
Used vehicle retail sales	5.9%	9.1%	(3.2)%
Used vehicle wholesale sales	0.8%	9.5%	(8.7)%
Total used	5.6%	9.2%	(3.5)%
Parts and service sales	55.2%	55.5%	(0.3)%
Total gross margin	18.5%	17.9%	0.6%
Units sold:
Retail new vehicles sold	38,822	41,442	(2,620)	(6.3)%
Retail used vehicles sold	48,907	44,502	4,405	9.9%
Wholesale used vehicles sold	9,514	10,730	(1,216)	(11.3)%
Total used	58,421	55,232	3,189	5.8%
Average sales price per unit sold:
New vehicle retail	$47,686	$43,567	$4,119	9.5%	$(837)	11.4%
Used vehicle retail	$30,781	$26,601	$4,180	15.7%	$(706)	18.4%
Gross profit per unit sold:
New vehicle retail sales	$5,416	$3,863	$1,553	40.2%	$(78)	42.2%
Used vehicle retail sales	$1,830	$2,430	$(600)	(24.7)%	$(36)	(23.2)%
Used vehicle wholesale sales	$81	$831	$(750)	(90.3)%	$13	(91.9)%
Total used	$1,545	$2,119	$(575)	(27.1)%	$(28)	(25.8)%
F&I PRU	$2,168	$1,857	$311	16.7%	$(22)	17.9%
Other:
SG&A expenses	$460.2	$368.6	$91.5	24.8%	$(7.5)	26.9%
Adjusted SG&A expenses (1)	$463.3	$369.4	$93.9	25.4%	$(7.5)	27.4%
SG&A as % gross profit	59.9%	56.8%	3.1%
Adjusted SG&A as % gross profit (1)	60.3%	56.9%	3.4%
Operating margin %	6.9%	7.2%	(0.4)%
Adjusted operating margin % (1)	6.8%	7.2%	(0.4)%
Pretax margin %	6.3%	6.6%	(0.4)%
Adjusted pretax margin % (1)	6.2%	6.7%	(0.5)%
Floorplan expense:
Floorplan interest expense	$5.9	$8.6	$(2.7)	(31.8)%	$(0.2)	(30.0)%
Less: Floorplan assistance (2)	14.1	15.3	(1.1)	(7.4)%	—	(7.3)%
Net floorplan expense	$(8.3)	$(6.6)	$(1.6)		$(0.2)
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$3,596.4	$3,314.7	$281.7	8.5%	$(43.8)	9.8%
Used vehicle retail sales	2,865.3	2,071.9	793.4	38.3%	(44.9)	40.5%
Used vehicle wholesale sales	189.3	172.0	17.4	10.1%	(5.2)	13.1%
Total used	3,054.6	2,243.8	810.8	36.1%	(50.0)	38.4%
Parts and service sales	975.5	735.7	239.8	32.6%	(8.3)	33.7%
F&I, net	363.2	285.3	78.0	27.3%	(2.6)	28.2%
Total revenues	$7,989.7	$6,579.6	$1,410.2	21.4%	$(104.7)	23.0%
Gross profit:
New vehicle retail sales	$411.5	$255.7	$155.8	60.9%	$(4.2)	62.5%
Used vehicle retail sales	177.3	166.6	10.7	6.4%	(2.4)	7.9%
Used vehicle wholesale sales	3.6	12.7	(9.1)	(71.7)%	0.1	(72.9)%
Total used	180.9	179.3	1.6	0.9%	(2.3)	2.2%
Parts and service sales	537.5	410.4	127.1	31.0%	(5.1)	32.2%
F&I, net	363.2	285.3	78.0	27.3%	(2.6)	28.2%
Total gross profit	$1,493.1	$1,130.7	$362.4	32.0%	$(14.2)	33.3%
Gross margin:
New vehicle retail sales	11.4%	7.7%	3.7%
Used vehicle retail sales	6.2%	8.0%	(1.9)%
Used vehicle wholesale sales	1.9%	7.4%	(5.5)%
Total used	5.9%	8.0%	(2.1)%
Parts and service sales	55.1%	55.8%	(0.7)%
Total gross margin	18.7%	17.2%	1.5%
Units sold:
Retail new vehicles sold	75,555	77,134	(1,579)	(2.0)%
Retail used vehicles sold	92,713	82,045	10,668	13.0%
Wholesale used vehicles sold	18,613	20,308	(1,695)	(8.3)%
Total used	111,326	102,353	8,973	8.8%
Average sales price per unit sold:
New vehicle retail	$47,600	$42,974	$4,626	10.8%	$(580)	12.1%
Used vehicle retail	$30,905	$25,253	$5,652	22.4%	$(484)	24.3%
Gross profit per unit sold:
New vehicle retail sales	$5,446	$3,316	$2,131	64.3%	$(55)	65.9%
Used vehicle retail sales	$1,913	$2,031	$(118)	(5.8)%	$(26)	(4.5)%
Used vehicle wholesale sales	$193	$625	$(432)	(69.1)%	$8	(70.4)%
Total used	$1,625	$1,752	$(127)	(7.2)%	$(20)	(6.1)%
F&I PRU	$2,159	$1,792	$367	20.5%	$(15)	21.3%
Other:
SG&A expenses	$878.6	$680.0	$198.7	29.2%	$(9.3)	30.6%
Adjusted SG&A expenses (1)	$903.2	$679.8	$223.3	32.8%	$(9.4)	34.2%
SG&A as % gross profit	58.8%	60.1%	(1.3)%
Adjusted SG&A as % gross profit (1)	60.5%	60.1%	0.4%
Operating margin %	7.1%	6.3%	0.8%
Adjusted operating margin % (1)	6.8%	6.3%	0.5%
Pretax margin %	6.5%	5.6%	0.9%
Adjusted pretax margin % (1)	6.2%	5.7%	0.6%
Floorplan expense:
Floorplan interest expense	$11.2	$16.1	$(5.0)	(30.9)%	$(0.2)	(29.7)%
Less: Floorplan assistance (2)	28.2	28.5	(0.3)	(1.0)%	—	(1.0)%
Net floorplan expense	$(17.0)	$(12.3)	$(4.7)		$(0.2)
Adjusted floorplan interest expense (1)	$11.2	$13.8	$(2.7)	(19.3)%	$(0.2)	(17.9)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,561.7	$1,504.4	$57.4	3.8%
Used vehicle retail sales	1,197.6	882.9	314.7	35.6%
Used vehicle wholesale sales	59.1	61.2	(2.0)	(3.3)%
Total used	1,256.8	944.1	312.7	33.1%
Parts and service sales	445.6	332.6	113.0	34.0%
F&I, net	173.1	143.9	29.2	20.3%
Total revenues	$3,437.2	$2,924.9	$512.3	17.5%
Gross profit:
New vehicle retail sales	$184.5	$141.7	$42.8	30.2%
Used vehicle retail sales	73.7	87.3	(13.6)	(15.6)%
Used vehicle wholesale sales	1.9	6.4	(4.5)	(70.9)%
Total used	75.5	93.7	(18.2)	(19.4)%
Parts and service sales	243.1	181.7	61.4	33.8%
F&I, net	173.1	143.9	29.2	20.3%
Total gross profit	$676.3	$561.1	$115.2	20.5%
Gross margin:
New vehicle retail sales	11.8%	9.4%	2.4%
Used vehicle retail sales	6.2%	9.9%	(3.7)%
Used vehicle wholesale sales	3.1%	10.5%	(7.3)%
Total used	6.0%	9.9%	(3.9)%
Parts and service sales	54.6%	54.6%	(0.1)%
Total gross margin	19.7%	19.2%	0.5%
Units sold:
Retail new vehicles sold	31,627	34,047	(2,420)	(7.1)%
Retail used vehicles sold	38,523	34,008	4,515	13.3%
Wholesale used vehicles sold	6,059	6,606	(547)	(8.3)%
Total used	44,582	40,614	3,968	9.8%
Average sales price per unit sold:
New vehicle retail	$49,380	$44,185	$5,196	11.8%
Used vehicle retail	$31,089	$25,962	$5,127	19.7%
Gross profit per unit sold:
New vehicle retail sales	$5,834	$4,162	$1,671	40.2%
Used vehicle retail sales	$1,913	$2,568	$(655)	(25.5)%
Used vehicle wholesale sales	$307	$969	$(661)	(68.3)%
Total used	$1,694	$2,308	$(613)	(26.6)%
F&I PRU	$2,468	$2,114	$354	16.7%
Other:
SG&A expenses	$393.6	$312.6	$81.0	25.9%
Adjusted SG&A expenses (1)	$396.8	$313.4	$83.4	26.6%
SG&A as % gross profit	58.2%	55.7%	2.5%
Adjusted SG&A as % gross profit (1)	58.7%	55.9%	2.8%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$2,994.9	$2,750.4	$244.5	8.9%
Used vehicle retail sales	2,235.5	1,579.4	656.1	41.5%
Used vehicle wholesale sales	116.4	111.6	4.8	4.3%
Total used	2,351.9	1,691.0	660.9	39.1%
Parts and service sales	854.0	628.9	225.1	35.8%
F&I, net	327.9	259.0	68.9	26.6%
Total revenues	$6,528.5	$5,329.3	$1,199.3	22.5%
Gross profit:
New vehicle retail sales	$357.8	$222.6	$135.2	60.8%
Used vehicle retail sales	142.3	137.6	4.7	3.4%
Used vehicle wholesale sales	5.1	10.3	(5.2)	(50.6)%
Total used	147.4	148.0	(0.5)	(0.4)%
Parts and service sales	464.1	346.8	117.3	33.8%
F&I, net	327.9	259.0	68.9	26.6%
Total gross profit	$1,297.2	$976.3	$320.9	32.9%
Gross margin:
New vehicle retail sales	11.9%	8.1%	3.9%
Used vehicle retail sales	6.4%	8.7%	(2.3)%
Used vehicle wholesale sales	4.4%	9.3%	(4.9)%
Total used	6.3%	8.8%	(2.5)%
Parts and service sales	54.3%	55.1%	(0.8)%
Total gross margin	19.9%	18.3%	1.5%
Units sold:
Retail new vehicles sold	61,125	63,199	(2,074)	(3.3)%
Retail used vehicles sold	72,463	64,439	8,024	12.5%
Wholesale used vehicles sold	12,060	13,046	(986)	(7.6)%
Total used	84,523	77,485	7,038	9.1%
Average sales price per unit sold:
New vehicle retail	$48,996	$43,520	$5,476	12.6%
Used vehicle retail	$30,850	$24,510	$6,340	25.9%
Gross profit per unit sold:
New vehicle retail sales	$5,854	$3,522	$2,332	66.2%
Used vehicle retail sales	$1,964	$2,136	$(172)	(8.0)%
Used vehicle wholesale sales	$423	$792	$(369)	(46.6)%
Total used	$1,744	$1,910	$(165)	(8.7)%
F&I PRU	$2,454	$2,029	$425	21.0%
Other:
SG&A expenses	$747.2	$574.3	$172.9	30.1%
Adjusted SG&A expenses (1)	$769.1	$574.7	$194.3	33.8%
SG&A as % gross profit	57.6%	58.8%	(1.2)%
Adjusted SG&A as % gross profit (1)	59.3%	58.9%	0.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$289.5	$301.2	$(11.6)	(3.9)%	$(32.5)	6.9%
Used vehicle retail sales	307.8	300.9	6.9	2.3%	(34.5)	13.8%
Used vehicle wholesale sales	36.7	32.5	4.2	12.8%	(4.1)	25.4%
Total used	344.5	333.4	11.1	3.3%	(38.7)	14.9%
Parts and service sales	57.1	50.3	6.7	13.3%	(6.4)	26.1%
F&I, net	17.1	15.7	1.4	8.7%	(1.9)	21.0%
Total revenues	$708.2	$700.7	$7.5	1.1%	$(79.5)	12.4%
Gross profit:
New vehicle retail sales	$25.8	$18.4	$7.4	40.2%	$(3.0)	56.8%
Used vehicle retail sales	15.8	20.8	(5.0)	(24.1)%	(1.7)	(15.7)%
Used vehicle wholesale sales	(1.1)	2.5	(3.6)	(143.3)%	0.1	(148.4)%
Total used	14.7	23.3	(8.6)	(37.0)%	(1.6)	(30.0)%
Parts and service sales	34.5	31.0	3.6	11.6%	(3.9)	24.2%
F&I, net	17.1	15.7	1.4	8.7%	(1.9)	21.0%
Total gross profit	$92.1	$88.4	$3.7	4.2%	$(10.5)	16.1%
Gross margin:
New vehicle retail sales	8.9%	6.1%	2.8%
Used vehicle retail sales	5.1%	6.9%	(1.8)%
Used vehicle wholesale sales	(3.0)%	7.7%	(10.7)%
Total used	4.3%	7.0%	(2.7)%
Parts and service sales	60.5%	61.5%	(0.9)%
Total gross margin	13.0%	12.6%	0.4%
Units sold:
Retail new vehicles sold	7,195	7,395	(200)	(2.7)%
Retail used vehicles sold	10,384	10,494	(110)	(1.0)%
Wholesale used vehicles sold	3,455	4,124	(669)	(16.2)%
Total used	13,839	14,618	(779)	(5.3)%
Average sales price per unit sold:
New vehicle retail	$40,241	$40,727	$(486)	(1.2)%	$(4,517)	9.9%
Used vehicle retail	$29,640	$28,672	$969	3.4%	$(3,327)	15.0%
Gross profit per unit sold:
New vehicle retail sales	$3,580	$2,484	$1,096	44.1%	$(423)	61.1%
Used vehicle retail sales	$1,521	$1,984	$(463)	(23.3)%	$(168)	(14.8)%
Used vehicle wholesale sales	$(316)	$611	$(927)	NM	$37	NM
Total used	$1,063	$1,597	$(534)	(33.4)%	$(117)	(26.1)%
F&I PRU	$973	$879	$94	10.6%	$(110)	23.2%
Other:
SG&A expenses	$66.6	$56.0	$10.5	18.7%	$(7.5)	32.1%
SG&A as % gross profit	72.2%	63.4%	8.9%
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$601.6	$564.3	$37.2	6.6%	$(43.8)	14.4%
Used vehicle retail sales	629.8	492.5	137.3	27.9%	(44.9)	37.0%
Used vehicle wholesale sales	72.9	60.4	12.6	20.8%	(5.2)	29.4%
Total used	702.7	552.8	149.9	27.1%	(50.0)	36.2%
Parts and service sales	121.5	106.8	14.7	13.8%	(8.3)	21.5%
F&I, net	35.4	26.3	9.1	34.5%	(2.6)	44.4%
Total revenues	$1,461.2	$1,250.3	$210.9	16.9%	$(104.7)	25.2%
Gross profit:
New vehicle retail sales	$53.7	$33.2	$20.5	61.9%	$(4.2)	74.5%
Used vehicle retail sales	35.0	29.0	6.0	20.6%	(2.4)	29.0%
Used vehicle wholesale sales	(1.5)	2.4	(3.9)	NM	0.1	NM
Total used	33.5	31.4	2.1	6.7%	(2.3)	14.0%
Parts and service sales	73.4	63.6	9.8	15.4%	(5.1)	23.4%
F&I, net	35.4	26.3	9.1	34.5%	(2.6)	44.4%
Total gross profit	$195.9	$154.4	$41.5	26.9%	$(14.2)	36.1%
Gross margin:
New vehicle retail sales	8.9%	5.9%	3.1%
Used vehicle retail sales	5.6%	5.9%	(0.3)%
Used vehicle wholesale sales	(2.1)%	3.9%	(6.0)%
Total used	4.8%	5.7%	(0.9)%
Parts and service sales	60.4%	59.5%	0.8%
Total gross margin	13.4%	12.3%	1.1%
Units sold:
Retail new vehicles sold	14,430	13,935	495	3.6%
Retail used vehicles sold	20,250	17,606	2,644	15.0%
Wholesale used vehicles sold	6,553	7,262	(709)	(9.8)%
Total used	26,803	24,868	1,935	7.8%
Average sales price per unit sold:
New vehicle retail	$41,689	$40,498	$1,191	2.9%	$(3,037)	10.4%
Used vehicle retail	$31,101	$27,973	$3,128	11.2%	$(2,216)	19.1%
Gross profit per unit sold:
New vehicle retail sales	$3,721	$2,379	$1,342	56.4%	$(289)	68.5%
Used vehicle retail sales	$1,727	$1,647	$80	4.9%	$(120)	12.1%
Used vehicle wholesale sales	$(230)	$325	$(555)	NM	$23	NM
Total used	$1,249	$1,261	$(12)	(1.0)%	$(85)	5.8%
F&I PRU	$1,020	$834	$186	22.3%	$(75)	31.3%
Other:
SG&A expenses	$131.4	$105.7	$25.7	24.4%	$(9.3)	33.1%
Adjusted SG&A expenses (1)	$134.1	$105.1	$29.0	27.6%	$(9.4)	36.6%
SG&A as % gross profit	67.1%	68.4%	(1.4)%
Adjusted SG&A as % gross profit (1)	68.4%	68.1%	0.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,492.6	$1,781.6	$(289.0)	(16.2)%	$(30.0)	(14.5)%
Used vehicle retail sales	1,266.7	1,170.2	96.6	8.3%	(30.5)	10.9%
Used vehicle wholesale sales	78.8	92.9	(14.1)	(15.2)%	(3.8)	(11.1)%
Total used	1,345.5	1,263.1	82.5	6.5%	(34.3)	9.2%
Parts and service sales	427.7	376.7	51.0	13.5%	(5.7)	15.1%
F&I, net	157.9	157.4	0.5	0.3%	(1.8)	1.4%
Total revenues	$3,423.7	$3,578.8	$(155.0)	(4.3)%	$(71.8)	(2.3)%
Gross profit:
New vehicle retail sales	$166.6	$157.7	$8.9	5.7%	$(2.8)	7.4%
Used vehicle retail sales	74.9	106.9	(32.0)	(29.9)%	(1.5)	(28.5)%
Used vehicle wholesale sales	0.4	8.8	(8.4)	(95.8)%	0.1	(97.0)%
Total used	75.3	115.7	(40.4)	(34.9)%	(1.4)	(33.7)%
Parts and service sales	231.1	209.0	22.1	10.6%	(3.5)	12.2%
F&I, net	157.9	157.4	0.5	0.3%	(1.8)	1.4%
Total gross profit	$630.9	$639.8	$(9.0)	(1.4)%	$(9.5)	0.1%
Gross margin:
New vehicle retail sales	11.2%	8.8%	2.3%
Used vehicle retail sales	5.9%	9.1%	(3.2)%
Used vehicle wholesale sales	0.5%	9.5%	(9.0)%
Total used	5.6%	9.2%	(3.6)%
Parts and service sales	54.0%	55.5%	(1.5)%
Total gross margin	18.4%	17.9%	0.5%
Units sold:
Retail new vehicles sold	31,204	40,900	(9,696)	(23.7)%
Retail used vehicles sold	40,978	43,975	(2,997)	(6.8)%
Wholesale used vehicles sold	7,597	10,615	(3,018)	(28.4)%
Total used	48,575	54,590	(6,015)	(11.0)%
Average sales price per unit sold:
New vehicle retail	$47,834	$43,561	$4,273	9.8%	$(961)	12.0%
Used vehicle retail	$30,912	$26,609	$4,303	16.2%	$(745)	19.0%
Gross profit per unit sold:
New vehicle retail sales	$5,338	$3,855	$1,484	38.5%	$(90)	40.8%
Used vehicle retail sales	$1,829	$2,431	$(602)	(24.8)%	$(37)	(23.2)%
Used vehicle wholesale sales	$49	$829	$(781)	(94.1)%	$14	(95.8)%
Total used	$1,550	$2,120	$(569)	(26.9)%	$(29)	(25.5)%
F&I PRU	$2,187	$1,855	$333	17.9%	$(25)	19.3%
Other:
SG&A expenses	$380.0	$363.2	$16.8	4.6%	$(6.7)	6.5%
SG&A as % gross profit	60.2%	56.8%	3.5%
Operating margin %	6.7%	7.2%	(0.5)%
Adjusted operating margin % (1)	6.7%	7.2%	(0.5)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,933.4	$3,272.0	$(338.6)	(10.3)%	$(40.3)	(9.1)%
Used vehicle retail sales	2,429.8	2,048.5	381.4	18.6%	(39.7)	20.6%
Used vehicle wholesale sales	158.4	170.4	(11.9)	(7.0)%	(4.7)	(4.2)%
Total used	2,588.3	2,218.8	369.4	16.7%	(44.4)	18.7%
Parts and service sales	832.7	723.8	109.0	15.1%	(7.4)	16.1%
F&I, net	306.6	281.3	25.2	9.0%	(2.4)	9.8%
Total revenues	$6,660.9	$6,495.9	$165.0	2.5%	$(94.5)	4.0%
Gross profit:
New vehicle retail sales	$330.2	$252.3	$77.9	30.9%	$(3.8)	32.4%
Used vehicle retail sales	148.9	164.9	(16.0)	(9.7)%	(2.1)	(8.4)%
Used vehicle wholesale sales	2.2	12.6	(10.4)	(82.6)%	0.1	(83.6)%
Total used	151.0	177.5	(26.4)	(14.9)%	(2.0)	(13.8)%
Parts and service sales	449.9	403.7	46.2	11.5%	(4.5)	12.6%
F&I, net	306.6	281.3	25.2	9.0%	(2.4)	9.8%
Total gross profit	$1,237.7	$1,114.8	$123.0	11.0%	$(12.8)	12.2%
Gross margin:
New vehicle retail sales	11.3%	7.7%	3.5%
Used vehicle retail sales	6.1%	8.0%	(1.9)%
Used vehicle wholesale sales	1.4%	7.4%	(6.0)%
Total used	5.8%	8.0%	(2.2)%
Parts and service sales	54.0%	55.8%	(1.7)%
Total gross margin	18.6%	17.2%	1.4%
Units sold:
Retail new vehicles sold	61,464	76,163	(14,699)	(19.3)%
Retail used vehicles sold	78,393	81,067	(2,674)	(3.3)%
Wholesale used vehicles sold	14,974	20,072	(5,098)	(25.4)%
Total used	93,367	101,139	(7,772)	(7.7)%
Average sales price per unit sold:
New vehicle retail	$47,725	$42,960	$4,765	11.1%	$(656)	12.6%
Used vehicle retail	$30,996	$25,269	$5,727	22.7%	$(506)	24.7%
Gross profit per unit sold:
New vehicle retail sales	$5,372	$3,312	$2,060	62.2%	$(62)	64.1%
Used vehicle retail sales	$1,899	$2,034	$(135)	(6.6)%	$(27)	(5.3)%
Used vehicle wholesale sales	$146	$626	$(480)	(76.7)%	$8	(78.0)%
Total used	$1,618	$1,755	$(137)	(7.8)%	$(21)	(6.6)%
F&I PRU	$2,192	$1,789	$403	22.5%	$(17)	23.5%
Other:
SG&A expenses	$747.1	$669.7	$77.3	11.5%	$(8.5)	12.8%
Adjusted SG&A expenses (1)	$747.1	$668.5	$78.6	11.8%	$(8.5)	13.0%
SG&A as % gross profit	60.4%	60.1%	0.3%
Adjusted SG&A as % gross profit (1)	60.4%	60.0%	0.4%
Operating margin %	6.8%	6.3%	0.5%
Adjusted operating margin % (1)	6.8%	6.3%	0.5%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,225.1	$1,480.5	$(255.3)	(17.2)%
Used vehicle retail sales	994.6	869.3	125.3	14.4%
Used vehicle wholesale sales	45.2	60.4	(15.2)	(25.2)%
Total used	1,039.7	929.6	110.1	11.8%
Parts and service sales	376.8	329.1	47.7	14.5%
F&I, net	142.1	141.7	0.4	0.3%
Total revenues	$2,783.8	$2,880.9	$(97.1)	(3.4)%
Gross profit:
New vehicle retail sales	$142.9	$139.3	$3.6	2.6%
Used vehicle retail sales	61.0	86.1	(25.0)	(29.1)%
Used vehicle wholesale sales	1.3	6.3	(5.0)	(79.9)%
Total used	62.3	92.4	(30.1)	(32.5)%
Parts and service sales	200.4	179.4	21.0	11.7%
F&I, net	142.1	141.7	0.4	0.3%
Total gross profit	$547.7	$552.7	$(5.0)	(0.9)%
Gross margin:
New vehicle retail sales	11.7%	9.4%	2.3%
Used vehicle retail sales	6.1%	9.9%	(3.8)%
Used vehicle wholesale sales	2.8%	10.4%	(7.6)%
Total used	6.0%	9.9%	(3.9)%
Parts and service sales	53.2%	54.5%	(1.3)%
Total gross margin	19.7%	19.2%	0.5%
Units sold:
Retail new vehicles sold	24,684	33,505	(8,821)	(26.3)%
Retail used vehicles sold	32,071	33,481	(1,410)	(4.2)%
Wholesale used vehicles sold	4,540	6,491	(1,951)	(30.1)%
Total used	36,611	39,972	(3,361)	(8.4)%
Average sales price per unit sold:
New vehicle retail	$49,633	$44,186	$5,446	12.3%
Used vehicle retail	$31,012	$25,963	$5,048	19.4%
Gross profit per unit sold:
New vehicle retail sales	$5,789	$4,157	$1,631	39.2%
Used vehicle retail sales	$1,904	$2,571	$(668)	(26.0)%
Used vehicle wholesale sales	$278	$968	$(689)	(71.2)%
Total used	$1,702	$2,311	$(609)	(26.3)%
F&I PRU	$2,504	$2,115	$388	18.3%
Other:
SG&A expenses	$320.5	$308.3	$12.2	4.0%
SG&A as % gross profit	58.5%	55.8%	2.7%

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$2,380.9	$2,708.0	$(327.1)	(12.1)%
Used vehicle retail sales	1,872.6	1,556.9	315.7	20.3%
Used vehicle wholesale sales	91.5	110.1	(18.6)	(16.9)%
Total used	1,964.1	1,667.0	297.1	17.8%
Parts and service sales	724.6	622.4	102.3	16.4%
F&I, net	274.0	255.1	18.9	7.4%
Total revenues	$5,343.6	$5,252.5	$91.1	1.7%
Gross profit:
New vehicle retail sales	$281.2	$219.1	$62.1	28.3%
Used vehicle retail sales	118.1	135.9	(17.8)	(13.1)%
Used vehicle wholesale sales	3.5	10.2	(6.7)	(65.8)%
Total used	121.6	146.1	(24.5)	(16.8)%
Parts and service sales	384.8	342.6	42.2	12.3%
F&I, net	274.0	255.1	18.9	7.4%
Total gross profit	$1,061.6	$962.9	$98.7	10.2%
Gross margin:
New vehicle retail sales	11.8%	8.1%	3.7%
Used vehicle retail sales	6.3%	8.7%	(2.4)%
Used vehicle wholesale sales	3.8%	9.2%	(5.4)%
Total used	6.2%	8.8%	(2.6)%
Parts and service sales	53.1%	55.0%	(1.9)%
Total gross margin	19.9%	18.3%	1.5%
Units sold:
Retail new vehicles sold	48,453	62,244	(13,791)	(22.2)%
Retail used vehicles sold	60,972	63,518	(2,546)	(4.0)%
Wholesale used vehicles sold	9,179	12,835	(3,656)	(28.5)%
Total used	70,151	76,353	(6,202)	(8.1)%
Average sales price per unit sold:
New vehicle retail	$49,138	$43,506	$5,632	12.9%
Used vehicle retail	$30,713	$24,512	$6,201	25.3%
Gross profit per unit sold:
New vehicle retail sales	$5,804	$3,521	$2,283	64.8%
Used vehicle retail sales	$1,937	$2,140	$(203)	(9.5)%
Used vehicle wholesale sales	$379	$791	$(413)	(52.1)%
Total used	$1,733	$1,913	$(180)	(9.4)%
F&I PRU	$2,504	$2,028	$476	23.4%
Other:
SG&A expenses	$627.0	$566.9	$60.1	10.6%
Adjusted SG&A expenses (1)	$627.0	$565.7	$61.4	10.8%
SG&A as % gross profit	59.1%	58.9%	0.2%
Adjusted SG&A as % gross profit (1)	59.1%	58.7%	0.3%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$267.5	$301.2	$(33.7)	(11.2)%	$(30.0)	(1.2)%
Used vehicle retail sales	272.1	300.9	(28.7)	(9.6)%	(30.5)	0.6%
Used vehicle wholesale sales	33.7	32.5	1.1	3.5%	(3.8)	15.1%
Total used	305.8	333.4	(27.6)	(8.3)%	(34.3)	2.0%
Parts and service sales	50.8	47.5	3.3	6.9%	(5.7)	18.9%
F&I, net	15.8	15.7	0.1	0.5%	(1.8)	11.9%
Total revenues	$639.9	$697.9	$(57.9)	(8.3)%	$(71.8)	2.0%
Gross profit:
New vehicle retail sales	$23.7	$18.4	$5.3	29.0%	$(2.8)	44.2%
Used vehicle retail sales	13.9	20.8	(6.9)	(33.3)%	(1.5)	(25.9)%
Used vehicle wholesale sales	(0.9)	2.5	(3.4)	(135.5)%	0.1	(139.7)%
Total used	13.0	23.3	(10.3)	(44.3)%	(1.4)	(38.2)%
Parts and service sales	30.7	29.7	1.0	3.4%	(3.5)	15.1%
F&I, net	15.8	15.7	0.1	0.5%	(1.8)	11.9%
Total gross profit	$83.2	$87.1	$(3.9)	(4.5)%	$(9.5)	6.4%
Gross margin:
New vehicle retail sales	8.9%	6.1%	2.8%
Used vehicle retail sales	5.1%	6.9%	(1.8)%
Used vehicle wholesale sales	(2.7)%	7.7%	(10.4)%
Total used	4.2%	7.0%	(2.8)%
Parts and service sales	60.4%	62.4%	(2.1)%
Total gross margin	13.0%	12.5%	0.5%
Units sold:
Retail new vehicles sold	6,520	7,395	(875)	(11.8)%
Retail used vehicles sold	8,907	10,494	(1,587)	(15.1)%
Wholesale used vehicles sold	3,057	4,124	(1,067)	(25.9)%
Total used	11,964	14,618	(2,654)	(18.2)%
Average sales price per unit sold:
New vehicle retail	$41,026	$40,727	$299	0.7%	$(4,600)	12.0%
Used vehicle retail	$30,554	$28,672	$1,882	6.6%	$(3,427)	18.5%
Gross profit per unit sold:
New vehicle retail sales	$3,634	$2,484	$1,150	46.3%	$(429)	63.6%
Used vehicle retail sales	$1,560	$1,984	$(425)	(21.4)%	$(172)	(12.7)%
Used vehicle wholesale sales	$(293)	$611	$(904)	(147.9)%	$35	NM
Total used	$1,086	$1,597	$(511)	(32.0)%	$(119)	(24.5)%
F&I PRU	$1,024	$879	$145	16.5%	$(116)	29.7%
Other:
SG&A expenses	$59.5	$54.9	$4.5	8.3%	$(6.7)	20.4%
SG&A as % gross profit	71.5%	63.1%	8.5%
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$552.5	$564.0	$(11.5)	(2.0)%	$(40.3)	5.1%
Used vehicle retail sales	557.2	491.5	65.7	13.4%	(39.7)	21.4%
Used vehicle wholesale sales	66.9	60.2	6.7	11.1%	(4.7)	18.9%
Total used	624.2	551.8	72.4	13.1%	(44.4)	21.2%
Parts and service sales	108.1	101.4	6.7	6.6%	(7.4)	13.9%
F&I, net	32.6	26.2	6.3	24.1%	(2.4)	33.2%
Total revenues	$1,317.3	$1,243.4	$73.9	5.9%	$(94.5)	13.5%
Gross profit:
New vehicle retail sales	$49.0	$33.1	$15.9	47.9%	$(3.8)	59.4%
Used vehicle retail sales	30.8	29.0	1.8	6.2%	(2.1)	13.6%
Used vehicle wholesale sales	(1.3)	2.4	(3.7)	NM	0.1	NM
Total used	29.5	31.4	(1.9)	(6.1)%	(2.0)	0.3%
Parts and service sales	65.1	61.1	4.0	6.6%	(4.5)	14.0%
F&I, net	32.6	26.2	6.3	24.1%	(2.4)	33.2%
Total gross profit	$176.1	$151.8	$24.3	16.0%	$(12.8)	24.4%
Gross margin:
New vehicle retail sales	8.9%	5.9%	3.0%
Used vehicle retail sales	5.5%	5.9%	(0.4)%
Used vehicle wholesale sales	(1.9)%	4.0%	(5.9)%
Total used	4.7%	5.7%	(1.0)%
Parts and service sales	60.2%	60.3%	—%
Total gross margin	13.4%	12.2%	1.2%
Units sold:
Retail new vehicles sold	13,011	13,919	(908)	(6.5)%
Retail used vehicles sold	17,421	17,549	(128)	(0.7)%
Wholesale used vehicles sold	5,795	7,237	(1,442)	(19.9)%
Total used	23,216	24,786	(1,570)	(6.3)%
Average sales price per unit sold:
New vehicle retail	$42,461	$40,518	$1,943	4.8%	$(3,100)	12.4%
Used vehicle retail	$31,985	$28,009	$3,977	14.2%	$(2,277)	22.3%
Gross profit per unit sold:
New vehicle retail sales	$3,765	$2,380	$1,385	58.2%	$(294)	70.6%
Used vehicle retail sales	$1,765	$1,650	$116	7.0%	$(122)	14.4%
Used vehicle wholesale sales	$(223)	$333	$(556)	NM	$22	NM
Total used	$1,269	$1,265	$4	0.3%	$(86)	7.1%
F&I PRU	$1,070	$834	$236	28.3%	$(79)	37.8%
Other:
SG&A expenses	$120.0	$102.8	$17.2	16.7%	$(8.5)	25.0%
SG&A as % gross profit	68.1%	67.7%	0.4%
NM — Not Meaningful

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Asset impairments	Non-GAAP adjusted
SG&A expenses	$460.2	$3.2	$—	$463.3
Asset impairments	$0.8	$—	$(0.8)	$—
Income (loss) from operations	$284.5	$(3.2)	$0.8	$282.1

Income (loss) before income taxes	$260.1	$(3.2)	$0.8	$257.8
Less: Provision (benefit) for income taxes	60.8	(0.8)	0.2	60.2
Net income (loss) from continuing operations	199.3	(2.4)	0.6	197.5
Less: Earnings (loss) allocated to participating securities	5.4	(0.1)	—	5.4
Net income (loss) from continuing operations available to diluted common shares	$193.9	$(2.3)	$0.6	$192.1

Diluted earnings (loss) per common share from continuing operations	$12.11	$(0.15)	$0.04	$12.00

Effective tax rate	23.4%			23.4%

SG&A as % gross profit (1)	59.9%			60.3%
Operating margin (2)	6.9%			6.8%
Pretax margin (3)	6.3%			6.2%

Same Store income from operations	$230.2	$—	$0.8	$231.0
Same Store operating margin (2)	6.7%			6.7%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(3.4)	$5.0	$1.6
Less: (loss) earnings allocated to participating securities	(0.1)	0.1	—
Net (loss) income from discontinued operations available to diluted common shares	$(3.3)	$4.9	$1.6

Net income	$195.9	$3.2	$199.2
Less: earnings allocated to participating securities	5.4	0.1	5.4
Net income available to diluted common shares	$190.6	$3.1	$193.7

Diluted (loss) earnings per common share from discontinued operations	$(0.20)	$0.29	$0.10
Diluted earnings (loss) per common share from continuing operations	12.11	(0.11)	12.00
Diluted earnings per common share	$11.90	$0.20	$12.10
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30, 2021
	U.S. GAAP	Non-cash loss on interest rate swaps	Dealership and real estate transactions	Tax rate changes	Non-GAAP adjusted
SG&A expenses	$368.6	$—	$0.8	$—	$369.4
Income (loss) from operations	$262.5	$—	$(0.8)	$—	$261.7
Floorplan interest expense	$8.6	$(2.3)	$—	$—	$6.3

Income (loss) before income taxes	$240.3	$2.3	$(0.8)	$—	$241.8
Less: Provision (benefit) for income taxes	51.5	0.5	(0.2)	1.9	53.8
Net income (loss) from continuing operations	188.8	1.8	(0.6)	(1.9)	188.0
Less: Earnings (loss) allocated to participating securities	6.3	0.1	—	(0.1)	6.3
Net income (loss) from continuing operations available to diluted common shares	$182.4	$1.7	$(0.6)	$(1.8)	$181.7

Diluted earnings (loss) per common share from continuing operations	$10.23	$0.10	$(0.03)	$(0.10)	$10.19

Effective tax rate	21.4%				22.2%

SG&A as % gross profit (1)	56.8%				56.9%
Operating margin (2)	7.2%				7.2%
Pretax margin (3)	6.6%				6.7%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$2.2	$—	$2.2
Less: earnings allocated to participating securities	0.1	—	0.1
Net income from discontinued operations available to diluted common shares	$2.1	$—	$2.1

Net income (loss)	$191.0	$(0.8)	$190.2
Less: earnings allocated to participating securities	6.4	—	6.4
Net income (loss) available to diluted common shares	$184.5	$(0.7)	$183.8

Diluted earnings per common share from discontinued operations	$0.12	$—	$0.12
Diluted earnings (loss) per common share from continuing operations	10.23	(0.04)	10.19
Diluted earnings (loss) per common share	$10.35	$(0.04)	$10.31
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and a non-cash loss on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Asset impairments	Non-GAAP adjusted
SG&A expenses	$878.6	$24.5	$—	$903.2
Asset impairments	$0.8	$—	$(0.8)	$—
Income (loss) from operations	$569.5	$(24.5)	$0.8	$545.8

Income (loss) before income taxes	$522.4	$(24.5)	$0.8	$498.7
Less: Provision (benefit) for income taxes	122.0	(5.6)	0.2	116.5
Net income (loss) from continuing operations	400.4	(18.9)	0.6	382.2
Less: Earnings (loss) allocated to participating securities	11.3	(0.5)	—	10.8
Net income (loss) from continuing operations available to diluted common shares	$389.2	$(18.4)	$0.6	$371.4

Diluted earnings (loss) per common share from continuing operations	$23.88	$(1.13)	$0.04	$22.79

Effective tax rate	23.4%			23.4%

SG&A as % gross profit (1)	58.8%			60.5%
Operating margin (2)	7.1%			6.8%
Pretax margin (3)	6.5%			6.2%

Same Store income from operations	$451.9	$—	$0.8	$452.7
Same Store operating margin (2)	6.8%			6.8%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(1.6)	$5.0	$3.4
Less: earnings allocated to participating securities	—	0.1	0.1
Net (loss) income from discontinued operations available to diluted common shares	$(1.5)	$4.9	$3.3

Net income (loss)	$398.9	$(13.3)	$385.6
Less: earnings (loss) allocated to participating securities	11.2	(0.4)	10.9
Net income (loss) available to diluted common shares	$387.6	$(12.9)	$374.7

Diluted (loss) earnings per common share from discontinued operations	$(0.09)	$0.30	$0.21
Diluted earnings (loss) per common share from continuing operations	23.88	(1.09)	22.79
Diluted earnings (loss) per common share	$23.79	$(0.79)	$22.99
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30, 2021
	U.S. GAAP	Non-cash loss on interest rate swaps	Catastrophic events	Dealership and real estate transactions	Legal matters	Tax rate changes	Non-GAAP adjusted
SG&A expenses	$680.0	$—	$(2.2)	$1.1	$1.0	$—	$679.8
Income (loss) from operations	$413.2	$—	$2.2	$(1.1)	$(1.0)	$—	$413.3
Floorplan interest expense	$16.1	$(2.3)	$—	$—	$—	$—	$13.8

Income (loss) before income taxes	$370.3	$2.3	$2.2	$(1.1)	$(1.0)	$—	$372.7
Less: Provision (benefit) for income taxes	80.6	0.5	0.5	(0.3)	(0.2)	1.9	83.1
Net income (loss) from continuing operations	289.7	1.8	1.7	(0.8)	(0.8)	(1.9)	289.7
Less: Earnings (loss) allocated to participating securities	9.8	0.1	0.1	—	—	(0.1)	9.8
Net income (loss) from continuing operations available to diluted common shares	$279.9	$1.7	$1.7	$(0.8)	$(0.7)	$(1.8)	$279.9

Diluted earnings (loss) per common share from continuing operations	$15.70	$0.10	$0.09	$(0.05)	$(0.04)	$(0.10)	$15.70

Effective tax rate	21.8%						22.3%

SG&A as % gross profit (1)	60.1%						60.1%
Operating margin (2)	6.3%						6.3%
Pretax margin (3)	5.6%						5.7%

Same Store SG&A expenses	$669.7	$—	$(2.2)	$—	$1.0	$—	$668.5
Same Store SG&A as % gross profit (1)	60.1%						60.0%

Same Store income (loss) from operations	$408.3	$—	$2.2	$—	$(1.0)	$—	$409.5
Same Store operating margin (2)	6.3%						6.3%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$3.2	$—	$3.2
Less: earnings allocated to participating securities	0.1	—	0.1
Net income from discontinued operations available to diluted common shares	$3.1	$—	$3.1

Net income	$292.9	$—	$292.9
Less: earnings allocated to participating securities	9.9	—	9.9
Net income available to diluted common shares	$283.0	$—	$283.0

Diluted earnings per common share from discontinued operations	$0.17	$—	$0.17
Diluted earnings per common share from continuing operations	15.70	—	15.70
Diluted earnings per common share	$15.88	$—	$15.87
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and a non-cash loss on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.S.
(Unaudited)
(In millions)

	Three Months Ended June 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP adjusted
SG&A expenses	$393.6	$3.2	$396.8
SG&A as % gross profit (1)	58.2%		58.7%

	Three Months Ended June 30, 2021
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP adjusted
SG&A expenses	$312.6	$0.8	$313.4
SG&A as % gross profit (1)	55.7%		55.9%

	Six Months Ended June 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP adjusted
SG&A expenses	$747.2	$21.9	$769.1
SG&A as % gross profit (1)	57.6%		59.3%

	Six Months Ended June 30, 2021
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$574.3	$(2.2)	$1.7	$1.0	$574.7
SG&A as % gross profit (1)	58.8%				58.9%

Same Store SG&A expenses	$566.9	$(2.2)	$—	$1.0	$565.7
Same Store SG&A as % gross profit (1)	58.9%				58.7%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(In millions)

	Six Months Ended June 30, 2022
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$131.4	$2.7	$134.1
SG&A as % gross profit (1)	67.1%		68.4%

	Six Months Ended June 30, 2021
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$105.7	$(0.6)	$105.1
SG&A as % gross profit (1)	68.4%		68.1%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.